Exhibit 32

   Certification of the Chairman of the Board and the Chief Executive Officer
                       Pursuant to 18 U.S.C. Section 1350
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the annual report of SALIVA DIAGNOSTIC SYSTEMS, INC. (the "Company") on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Steve Peltzman, the Chairman of the Board and the Chief Executive Officer of the Company, hereby certifies, pursuant to Exchange Act Rule 13a-14(b) or 15d-14(b) and 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                    ------------------------------------
                                    STEVE PELTZMAN
                                    Chairman of the Board and
                                    Chief Executive Officer
                                    Date:  March 30, 2005

                                                                      Exhibit 32

           Certification of the President and Chief Financial Officer
                       Pursuant to 18 U.S.C. Section 1350
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the annual report of SALIVA DIAGNOSTIC SYSTEMS, INC. (the "Company") on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Leo Ehrlich, the President and Chief Financial Officer of the Company, hereby certifies, pursuant to Exchange Act Rule 13a-14(b) or 15d-14(b) and 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                   ------------------------------------
                                   LEO EHRLICH
                                   President and
                                   Chief Financial Officer
                                   Date:  March 30, 2005